Other income	12 Months Ended
Dec. 31, 2019
Other income
Other income

17. Other income

Under grant agreements with Eurostars/Innosuisse and Michael J. Fox Foundation, the Group is required to complete specific research activities within a defined period of time. The Group’s funding is fixed and received, based on the satisfactory completion of these agreed research activities and incurring the related costs.

Eurostars/Innosuisse

In 2019, the Group received CHF 380,184 from Eurostars/Innosuisse that partially funds the two coming years of the project named DISARM FEAR. It aims at developing small-molecule negative allosteric modulators (NAMs) that targets the metabotropic glutamate receptor 7 (mGlu7) as a potential treatment to reduce fear memory in post-traumatic stress disorder (PTSD).

Michael J.Fox Foundation for Parkinson’s Research (MJFF)

Until 2018, the Group has received USD 1.8 Million from MJFF for the funding of clinical testing of Dipraglurant for the treatment of Parkinson’s disease levodopa-induced dyskinesia (PD-LID) and TrKB PAM discovery activities.

For the year ended December 31, 2019 the Group recognized as other income CHF 49,405 related to the funding from Eurostars/Innosuisse. For the years ended December 31, 2018 and 2017 the Group respectively recognized CHF 609,212 and CHF 464,916 in other income from Michael J.Fox Foundation. The Grants are deferred and recognized as other income in the statement of loss over the period according to when the Group has satisfied the underlying grant conditions.

As of December 31, 2019 the Group recognized CHF 330,079 from Eurostars/Innosuisse as deferred income, including CHF 165,389 on short term (less than one year) and CHF 165,390 (more than one year), in accordance with the budget for the use of the grant received. As of December 31, 2018, deferred income were nil.

In 2019, the Group has additionally recognized as other income CHF 21,430 from IT consultancy agreements.